                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                        CHAPTER 11
  THE MIIX GROUP, INC., ET. AL.               CASE NO:    04-13588 (MFW)
          DEBTORS.                                        (JOINTLY ADMINISTERED)


                            MONTHLY OPERATING REPORT
              FOR THE PERIOD: MARCH 1, 2005 THROUGH MARCH 31, 2005

 File with Court and submit copy to United States Trustee within 20 days after end of month

                                                                                                        DOCUMENT         EXPLANATION
                        REQUIRED DOCUMENTS                                        Form No.              Attached          Attached
------------------------------------------------------------------              ------------            --------         -----------
Schedule of Cash Receipts and Disbursements                                     MOR-1                      X
  Bank Reconciliation (or copies of debtor's bank reconciliations)              MOR-1 (CONT)               X
  Copies of bank statements                                                                                X
  Cash disbursements journals                                                                              X
Statement of Operations                                                         MOR-2                      X
Balance Sheet                                                                   MOR-3                      X
Status of Post-Petition Taxes                                                   MOR-4                      X
  Copies of IRS Form 6123 or payment receipt                                                                                  X
  Copies of tax returns filed during reporting period                                                     N/A
Summary of Unpaid Postpetition Debts                                            MOR-4                      X
  Listing of aged accounts payable                                                                                            X
Accounts Receivable Reconciliation and Aging                                    MOR-5                      X
Debtor Questionnaire                                                            MOR-5                      X


I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.



----------------------------------------------    ------------------------------
SIGNATURE OF AUTHORIZED INDIVIDUAL*               DATE



----------------------------------------------    ------------------------------
PRINTED NAME OF AUTHORIZED INDIVIDUAL             TITLE OF AUTHORIZED INDIVIDUAL



* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                        CHAPTER 11
  THE MIIX GROUP, INC., ET. AL.               CASE NO:    04-13588 (MFW)
  DEBTORS.                                                (JOINTLY ADMINISTERED)


                        EXPLANATION TO COVER SHEET ITEMS

Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column on the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity has been added as a supplement to this monthly operating report.

Refer to the Exhibits section of this report for the following information:

           Exhibit A: Intercompany activity summaries
           Exhibit B: Cash disbursements journals

                              THE MIIX GROUP, INC.                         MOR-1
                            CASE NO. 04-13588 (MFW)

ACTUAL WEEKLY CASH FLOWS
MARCH 2005

                                                                                                          MAR-05       MAR-05
Week Beginning                            28-FEB       7-MAR        14-MAR      21-MAR       28-MAR      ACTUALS     PROJECTED
                                        ---------    ---------    ---------   ---------    ---------    ---------    ---------
Beginning cash balance                  $ 205,465    $ 204,208    $ 107,693   $ 109,359    $ 107,411    $ 205,465    $ 101,286


Income
  Advantage MSA Payments                       --           --           --          --           --           --           --
  MIIX in Rehab Payroll funding / MSA          --           --           --          --           --           --           --
  Miscellaneous receipts                      207           --        2,716          --            8        2,931           --
  Sale proceeds - certain assets               --           --           --          --           --           --           --
  Law RE Dividend                              --           --           --          --           --           --           --
                                        ---------    ---------    ---------   ---------    ---------    ---------    ---------
  Total cash                                  207           --        2,716          --            8        2,931           --

Expenses
  Allocated portion of mgmt. Salaries          --           --           --          --           --           --        3,981
  Advantage Payroll                            --           --           --          --           --           --           --
  MIIX in Rehab Payroll                        --           --           --          --           --           --           --
  Current Severance commitments                --           --           --          --           --           --           --
  Allocation of finance salaries               --           --           --          --           --           --           --
                                        ---------    ---------    ---------   ---------    ---------    ---------    ---------
  Total Salaries                               --           --           --          --           --           --        3,981

  Benefits @ 30%                               --           --           --          --           --           --        1,194

  Legal
   DBR                                         --           --           --          --           --           --           --
   Saiber                                      --           --           --          --           --           --           --
   Traxi                                       --           --           --          --           --           --           --
   US Trustee fee                              --           --           --          --           --           --           --

  Overhead Costs                            1,464        5,762        1,050       1,948        4,232       14,456        8,762
  Settlement of MIIX Ins. Allocation           --           --           --          --           --           --           --
  D&O Renewal                                  --       90,753           --          --           --       90,753       90,753
  SEC compliance costs                         --           --           --          --           --           --           --
  SSG                                          --           --           --          --           --           --           --
  Advertising                                  --           --           --          --           --           --           --
  Consulting                                   --           --           --          --           --           --           --
  Tax services                                 --           --           --          --           --           --           --
  Information System Costs                     --           --           --          --           --           --           --

                                        ---------    ---------    ---------   ---------    ---------    ---------    ---------
  Total expenses                            1,464       96,515        1,050       1,948        4,232      105,209      104,690

                                        ---------    ---------    ---------   ---------    ---------    ---------    ---------
  Change in cash                           (1,257)     (96,515)       1,666      (1,948)      (4,224)    (102,278)    (104,690)
                                        =========    =========    =========   =========    =========    =========    =========

                                        ---------    ---------    ---------   ---------    ---------    ---------    ---------
Ending Cash Balance                     $ 204,208    $ 107,693    $ 109,359   $ 107,411    $ 103,187    $ 103,187    $  (3,405)
                                        =========    =========    =========   =========    =========    =========    =========

                  NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.              MOR-1
                            CASE NO. 04-13589 (MFW)

ACTUAL WEEKLY CASH FLOWS
MARCH 2005

                                                                                                              MAR-05       MAR-05
Week Beginning                            28-FEB        7-MAR        14-MAR        21-MAR        28-MAR       ACTUALS     PROJECTED
                                       -----------   -----------   -----------   -----------   -----------  ----------   ----------
Beginning cash balance                 $ 1,148,908   $   934,154   $   835,175   $   672,935   $   644,339  $1,148,908   $  510,180


Income
  Advantage MSA Payments                        --            --            --            --       408,598     408,598      471,996
  MIIX in Rehab Payroll funding / MSA           --            --            --            --            --          --           --
  Miscellaneous receipts                       693            --         9,096            --            24       9,813           --
  Sale proceeds - certain assets                --            --            --            --            --          --           --
  Law RE Dividend                               --            --            --            --            --          --           --
                                       -----------   -----------   -----------   -----------   -----------  ----------   ----------
  Total cash                                   693            --         9,096            --       408,622     418,411      471,996

Expenses
  Allocated portion of mgmt. Salaries           --            --            --            --            --       8,000
  Advantage Payroll (1)                    163,727            --       167,233            --        93,983     424,943      394,219
  MIIX in Rehab Payroll                         --            --            --            --            --          --
  Current Severance commitments                 --            --            --            --            --          --
  Allocation of finance salaries                --            --            --            --            --       5,829
                                       -----------   -----------   -----------   -----------   -----------  ----------   ----------
  Total Salaries                           163,727       167,233        93,983       424,943       408,048

  Benefits @ 30%                                --            --            --            --            --          --      122,414

  Legal
   DBR                                          --            --            --            --            --          --       80,000
   Saiber                                       --            --            --            --            --          --           --
   Traxi                                        --            --            --            --            --          --      107,980
   US Trustee fee                               --            --            --            --            --          --           --

  Overhead Costs                            51,720        98,979         4,103        28,596        84,844     268,242      424,864
  Settlement of MIIX Ins. Allocation            --            --            --            --            --          --           --
  D&O Renewal                                   --            --            --            --            --          --           --
  SEC compliance costs                          --            --            --            --            --          --           --
  SSG                                           --            --            --            --            --          --           --
  Advertising                                   --            --            --            --            --          --           --
  Consulting                                    --            --            --            --            --          --           --
  Tax services                                  --            --            --            --            --          --           --
  Information System Costs                      --            --            --            --            --          --       24,000

                                       -----------   -----------   -----------   -----------   -----------  ----------   ----------
  Total expenses                           215,447        98,979       171,336        28,596       178,827     693,185    1,167,307

                                       -----------   -----------   -----------   -----------   -----------  ----------   ----------
  Change in cash                          (214,754)      (98,979)     (162,240)      (28,596)      229,795    (274,774)    (695,311)
                                       ===========   ===========   ===========   ===========   ===========  ==========   ==========

                                       -----------   -----------   -----------   -----------   -----------  ----------   ----------
Ending Cash Balance                    $   934,154   $   835,175   $   672,935   $   644,339   $   874,134  $  874,134   $ (185,131)
                                       ===========   ===========   ===========   ===========   ===========  ==========   ==========

Please note: Effective Jan 1, MIIX Insurance payroll is moved to a new entity.

(1)  Actuals include entire NJSMU payroll and is grossed up for taxes.

                                                                           MOR-1

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS

                                                      MIIX GROUP                                   NJSMU
                                       ---------------------------------------   ---------------------------------------
                                                  12/20/04 - 3/31/05                        12/20/04 - 3/31/05
                                       ---------------------------------------   ---------------------------------------
                                          ACTUAL      PROJECTED      VARIANCE       ACTUAL      PROJECTED      VARIANCE
                                       -----------   -----------   -----------   -----------   -----------   -----------
Beginning cash balance                 $   200,077   $   197,773   $     2,304   $ 1,026,276   $   994,211   $    32,065


Income
  Advantage MSA Payments                        --            --            --       931,332     1,300,517      (369,185)
  MIIX in Rehab Payroll funding / MSA           --            --            --       100,000       117,000       (17,000)
  Miscellaneous receipts                    43,889            --        43,889       343,645            --       343,645
  Sale proceeds - certain assets                --            --            --            --            --            --
  Law RE Dividend                               --            --            --       380,000       400,000       (20,000)
                                       -----------   -----------   -----------   -----------   -----------   -----------
  Total cash                                43,889            --        43,889     1,754,977     1,817,517       (62,540)

Expenses
  Allocated portion of mgmt. Salaries           --        43,721       (43,721)           --        40,000       (40,000)
  Advantage Payroll                             --            --            --     1,265,866     1,065,787       200,079
  MIIX in Rehab Payroll                         --            --            --            --        90,000       (90,000)
  Current Severance commitments                 --            --            --            --            --            --
  Allocation of finance salaries                --            --            --            --        34,973       (34,973)
                                       -----------   -----------   -----------   -----------   -----------   -----------
  Total Salaries                                --        43,721       (43,721)    1,265,866     1,230,760        35,106

  Benefits @ 30%                                --        13,116       (13,116)           --       369,228      (369,228)

  Legal
   DBR                                          --            --            --            --       280,000      (280,000)
   Saiber                                       --        35,000       (35,000)           --            --            --
   Traxi                                        --            --            --            --       107,980      (107,980)
   US Trustee fee                              250            --           250           250            --           250

  Overhead Costs                            32,886         8,762        24,124       609,261       962,782      (353,521)
  Settlement of MIIX Ins. Allocation            --            --            --            --       334,000      (334,000)
  D&O Renewal                               90,753        90,753            --            --            --            --
  SEC compliance costs                          --        15,000       (15,000)           --            --            --
  SSG                                           --            --            --            --            --            --
  Advertising                                8,425            --         8,425            --            --            --
  Consulting                                 8,465            --         8,465            --            --            --
  Tax services                                  --            --            --            --            --            --
  Information System Costs                      --            --            --        31,742        90,000       (58,258)

                                       -----------   -----------   -----------   -----------   -----------   -----------
  Total expenses                           140,779       206,353       (65,574)    1,907,119     3,374,749    (1,467,630)

                                       -----------   -----------   -----------   -----------   -----------   -----------
  Change in cash                           (96,890)     (206,353)      109,463      (152,142)   (1,557,233)    1,405,091
                                       -----------   -----------   -----------   -----------   -----------   -----------

                                       -----------   -----------   -----------   -----------   -----------   -----------
Ending Cash Balance                    $   103,187   $    (8,580)  $   111,767   $   874,134   $  (563,022)  $ 1,437,156
                                       ===========   ===========   ===========   ===========   ===========   ===========

                                               TOTAL - COMBINED DEBTORS
                                       ---------------------------------------
                                                  12/20/04 - 3/31/05
                                       ---------------------------------------
                                          ACTUAL      PROJECTED      VARIANCE
                                       -----------   -----------   -----------
Beginning cash balance                 $ 1,226,353   $ 1,191,984   $    34,369


Income
  Advantage MSA Payments                   931,332     1,300,517      (369,185)
  MIIX in Rehab Payroll funding / MSA      100,000       117,000       (17,000)
  Miscellaneous receipts                   387,534            --       387,534
  Sale proceeds - certain assets                --            --            --
  Law RE Dividend                          380,000       400,000       (20,000)
                                       -----------   -----------   -----------
  Total cash                             1,798,866     1,817,517       (18,651)

Expenses
  Allocated portion of mgmt. Salaries           --        83,721       (83,721)
  Advantage Payroll                      1,265,866     1,065,787       200,079
  MIIX in Rehab Payroll                         --        90,000       (90,000)
  Current Severance commitments                 --            --            --
  Allocation of finance salaries                --        34,973       (34,973)
                                       -----------   -----------   -----------
  Total Salaries                         1,265,866     1,274,481        (8,615)

  Benefits @ 30%                                --       382,344      (382,344)

  Legal
   DBR                                          --       280,000      (280,000)
   Saiber                                       --        35,000       (35,000)
   Traxi                                        --       107,980      (107,980)
   US Trustee fee                              500            --           500

  Overhead Costs                           642,147       971,544      (329,397)
  Settlement of MIIX Ins. Allocation            --       334,000      (334,000)
  D&O Renewal                               90,753        90,753            --
  SEC compliance costs                          --        15,000       (15,000)
  SSG                                           --            --            --
  Advertising                                8,425            --         8,425
  Consulting                                 8,465            --         8,465
  Tax services                                  --            --            --
  Information System Costs                  31,742        90,000       (58,258)

                                       -----------   -----------   -----------
  Total expenses                         2,047,898     3,581,102    (1,533,204)

                                       -----------   -----------   -----------
  Change in cash                          (249,032)   (1,763,585)    1,514,553
                                       -----------   -----------   -----------

                                       -----------   -----------   -----------
Ending Cash Balance                    $   977,321   $  (571,601)  $ 1,548,922
                                       ===========   ===========   ===========

                                                                           MOR-2

THE MIIX GROUP, INC.
INCOME STATEMENTS (UNAUDITED)

                                                INCOME STATEMENTS FOR THE PERIODS
                                                ---------------------------------
                                                03/01/05 TO          12/21/04 TO
                                                  03/31/05             03/31/05
                                                  --------             --------
Net investment income                            $  11,465            $   8,285
                                                 ---------            ---------

Total revenue                                       11,465                8,285
                                                 ---------            ---------

Expenses:
  Salary, benefits and taxes                        34,514               86,911
  Insurance                                         69,762              179,353
  Professional services                             11,066               36,755
  Other expenses                                    38,773               33,108
                                                 ---------            ---------

Total expenses                                     154,115              336,127
                                                 ---------            ---------

Loss before income taxes                          (142,650)            (327,842)

Federal income tax benefit                              --                   --
                                                 ---------            ---------

Net loss                                         $(142,650)           $(327,842)
                                                 =========            =========

                                                                           MOR-2


NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
INCOME STATEMENTS (UNAUDITED)

                                          -----------------------------------------
                                             INCOME STATEMENTS FOR THE PERIODS
                                          -----------------------------------------
                                              03/01/05 TO          12/21/04 TO
                                                03/31/05            03/31/05
                                          -----------------------------------------
MDAdvantage management service agreement       $ 667,241         $ 1,418,804
Dividends received from subsidiary                    --             380,000
Other income                                      63,942             198,589
                                          -----------------------------------------

Total revenue                                    731,183           1,997,393
                                          -----------------------------------------

Expenses:
  Salary, benefits and taxes                     (69,335)            (65,625)
  Insurance                                       17,927              32,250
  Professional services                            8,285              14,177
  MDAdvantage management service agreement       667,241           1,418,804
  Other expenses                                  42,617             133,979
                                          -----------------------------------------

Total expenses                                   666,735           1,533,585
                                          -----------------------------------------

Income before federal income taxes                64,448             463,808

State and Federal income tax benefit                  --            (163,374)
                                          -----------------------------------------
Net income                                      $ 64,448           $ 627,182
                                          =========================================

                                                                           MOR-3

THE MIIX GROUP, INC.
BALANCE SHEETS (UNAUDITED)

                                                         BALANCE SHEETS AS OF
                                                              03/31/2005
                                                       -------------------------
Assets
  Investments in subsidiaries                                 $ 8,930,054
  Cash & short term investments                                    97,247
  Other assets                                                    704,296
                                                       -------------------------

Total Assets                                                  $ 9,731,597
                                                       =========================

Liabilities & Equity
  Liabilities Subject to Compromise                           $ 8,886,290
  Intercompany payable                                             31,095
  Other accrued expenses                                           12,797
                                                       -------------------------

Total Liabilities                                               8,930,182

Equity                                                            801,415
                                                       -------------------------

Total Liabilities & Equity                                    $ 9,731,597
                                                       =========================

                                                                           MOR-3

NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
BALANCE SHEETS (UNAUDITED)

                                                         BALANCE SHEETS AS OF
                                                              03/31/2005
                                                       -------------------------
Assets
  Investments in subsidiaries                                 $  2,412,795
  Cash & short term investments                                    941,255
  Intercompany receivables                                       8,747,285
  Receivable from MIIX Insurance Co. in Rehab.                     464,354
  Receivable from MIIX Advantage                                 1,185,066
  Prepaid expenses                                                  28,936
  Goodwill, net                                                  1,000,000
  Furniture & equipment                                            634,118
  Miscellaneous assets                                             337,002
                                                       -------------------------

Total Assets                                                  $ 15,750,811
                                                       =========================

Liabilities & Equity
  Deferred gain                                               $  1,500,000
  Liabilities subject to compromise                              3,688,348
  Accrued expenses                                                 329,757
  Accrued pension liability                                        851,874
  Other liabilities                                                 450,777
                                                       -------------------------

Total Liabilities                                                6,820,756

Equity                                                           8,930,055
                                                       -------------------------

Total Liabilities & Equity                                    $ 15,750,811
                                                       =========================

                                                                           MOR-4

IN RE:                                                CHAPTER 11
  THE MIIX GROUP, INC.                                CASE NO:    04-13588 (MFW)
         DEBTORS.

                          STATUS OF POSTPETITION TAXES

                               BEGINNING        AMOUNT                                                     ENDING
                                  TAX          WITHHELD        AMOUNT          DATE       CHECK NO.          TAX
                               LIABILITY      OR ACCRUED        PAID           PAID        OR EFT         LIABILITY
                               ----------     ----------     ----------     ----------    ----------      ----------
FEDERAL
  Withholding                  $       --     $       --                                  $       --      $       --
  FICA - Employee              $       --     $       --                                  $       --      $       --
  FICA - Employer              $       --     $       --                                  $       --      $       --
  Unemployment                 $       --     $       --                                  $       --      $       --
  Income                       $       --     $       --                                  $       --      $       --
  Other:                       $       --     $       --                                  $       --      $       --
                               ----------     ----------                                  ----------      ----------
    Total Federal Taxes        $       --     $       --                                  $       --      $       --
                               ==========     ==========                                  ==========      ==========

STATE & LOCAL
  Withholding                  $       --     $       --                                  $       --      $       --
  Sales                        $       --     $       --                                  $       --      $       --
  Excise                       $       --     $       --                                  $       --      $       --
  Unemployment                 $       --     $       --                                  $       --      $       --
  Real Property                $       --     $       --                                  $       --      $       --
  Personal Property            $       --     $       --                                  $       --      $       --
  Other: Income                $(2,000.00)    $       --                                  $       --      $(2,000.00)
                               ----------     ----------                                  ----------      ----------
    Total State & Local Taxes  $(2,000.00)    $       --                                  $       --      $(2,000.00)
                               ----------     ----------                                  ----------      ----------
TOTAL TAXES                    $(2,000.00)    $       --                                  $       --      $(2,000.00)
                               ==========     ==========                                  ==========      ==========

                                                                           MOR-4

IN RE:                                                CHAPTER 11
  THE MIIX GROUP, INC.                                  CASE NO:  04-13588 (MFW)
         DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                              AS OF MARCH 31, 2005

                                                      POST-PETITION
                  VENDOR                               AMOUNTS DUE
                  ------                              -------------
    SaiberSchlesinger Satz & Goldstein                    2,250.00
    SaiberSchlesinger Satz & Goldstein                    1,197.50
    Wilmer Cutler Pickering Hale And Door                 8,899.85
    Wilmer Cutler Pickering Hale And Door                 3,329.60
                                                       ------------

      Total Postpetition A/P                           $ 15,676.95
                                                       ============

                                                                           MOR-4

IN RE:                                                CHAPTER 11
  NEW JERSEY STATE MEDICAL UNDERWRITERS               CASE NO:    04-13589 (MFW)
         DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                              AS OF MARCH 31, 2005

                                                      POST-PETITION
                  VENDOR                               AMOUNTS DUE
                  ------                              -------------
    Epstein Becker & Green                                6,535.27
    ExxonMobil                                               31.94
    Federal Express                                          14.49
    Hewlett-Packard                                       1,399.20
    Oblon, Spivak, McClelland, Maier..                    1,408.31
    PBCC                                                    501.98
    SaiberSchlesinger Satz & Goldstein                      360.00
    Staples                                                 835.87
    Sunguard Recovery Services                            3,238.00
    Systems Union                                           468.76
    Systems Union                                        23,106.72

                                                       ------------

      Total Postpetition A/P                           $ 37,900.54
                                                       ============

                                                                           MOR-4

IN RE:                                                CHAPTER 11
NEW JERSEY STATE MEDICAL UNDERWRITERS                 CASE NO:    04-13589 (MFW)
         DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                 BEGINNING       AMOUNT                                                                  ENDING
                                    TAX         WITHHELD          AMOUNT                 DATE               CHECK NO.     TAX
                                 LIABILITY     OR ACCRUED          PAID                  PAID                OR EFT     LIABILITY
                                --------      ------------     ------------    -------------------------    ---------   ----------
FEDERAL
  Withholding                   $       --    $  61,921.61     $  61,921.61    3/2/05, 3/15/05 & 3/29/05     [ A ]      $       --
  FICA - Employee               $       --    $  27,348.77     $  27,348.77    3/2/05, 3/15/05 & 3/29/05     [ A ]      $       --
  FICA - Employer               $       --    $  27,348.83     $  27,348.83    3/2/05, 3/15/05 & 3/29/05     [ A ]      $       --
  Unemployment                  $       --    $      29.07     $      29.07    3/2/05, 3/15/05 & 3/29/05     [ A ]      $       --
  Income                        $       --    $         --     $         --                                             $       --
  Other:                        $       --    $         --     $         --                                             $       --
                                --------      ------------     ------------                                             ----------
    Total Federal Taxes         $       --    $ 116,648.28     $ 116,648.28                                             $       --
                                ========      ============     ============                                             ==========


STATE & LOCAL
  Withholding                   $       --    $  14,672.86     $  14,672.86    3/4/05, 3/15/05 & 3/29/05     [ A ]      $       --
  Sales/Use                     $ 7,883.00    $         --     $         --                                             $ 7,883.00
  Excise                        $       --    $         --     $         --                                             $       --
  Unemployment/SDI              $       --    $   8,539.75     $   8,539.75    3/4/05, 3/15/05 & 3/29/05     [ A ]      $       --
  Real Property                 $       --    $         --     $         --                                             $       --
  Personal Property             $       --    $         --     $         --                                             $       --
  Other: Escheat                $ 1,506.00    $         --     $         --                                             $ 1,506.00
                                --------      ------------     ------------                                             ----------
    Total State & Local Taxes   $ 9,389.00    $  23,212.61     $  23,212.61                                             $ 9,389.00
                                --------      ------------     ------------                                             ----------
TOTAL TAXES                     $ 9,389.00    $ 139,860.89     $ 139,860.89                                             $ 9,389.00
                                ==========    ============     ============                                             ==========

[ A ] Three Fedwire references: $48,714.63 #205007452;$46,194.18 #2005074000268;
      $44,952.08 #2005088000239

IN RE:                                                CHAPTER 11
  The MIIX Group, Inc.                                Case No:    04-13588 (MFW)
         Debtors.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              AS OF MARCH 31, 2005


ACCOUNTS RECEIVABLE RECONCILIATION                                       AMOUNT
----------------------------------                                     ---------
Total Accounts Receivable at the beginning of the reporting period     $      --
+ Amounts billed during the period                                     $      --
- Amounts collected during the period                                  $      --
Total Accounts Receivable at the end of the reporting period           $      --

ACCOUNTS RECEIVABLE AGING                                                AMOUNT
-------------------------                                              ---------
0 - 30 days old                                                        $      --
31 - 60 days old                                                       $      --
61 - 90 days old                                                       $      --
91+ days old                                                           $      --
Total Accounts Receivable                                              $      --
Amount considered uncollectible (Bad Debt)                             $      --
Accounts Receivable (Net)                                              $      --

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                          YES     NO
--------------------------------------------------------------------------------
 1.    Have any assets been sold or transferred outside the
       normal course of business this reporting period? If yes,
       provide an explanation below.                                          X
--------------------------------------------------------------------------------
 2.    Have any funds been disbursed from any account other
       than a debtor in possession account this reporting
       period? If yes, provide an explanation below.                          X
--------------------------------------------------------------------------------
 3.    Have all postpetition tax returns been timely filed? If
       no, provide an explanation below.                                      X
--------------------------------------------------------------------------------
 4.    Are workers compensation, general liability and other
       necessary insurance coverages in effect? If no, provide
       an explanation below.                                           X
--------------------------------------------------------------------------------

Explanation 3.: Post-petition tax returns are not yet due, but are in the process of being prepared.

                                                                      FORM MOR-5
                                                                      (9/99)

IN RE:                                                CHAPTER 11
  New Jersey State Medical Underwriters               Case No:    04-13589 (MFW)
         Debtors.


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

                              AS OF MARCH 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                      AMOUNT
----------------------------------                                   -----------
Total Accounts Receivable at the beginning of the reporting period   $10,025,152
+ Amounts billed during the period                                   $   839,065
- Amounts collected during the period                                $   467,512
- Intercompany writedowns                                            $        --
Total Accounts Receivable at the end of the reporting period         $10,396,705

ACCOUNTS RECEIVABLE AGING                                               AMOUNT
-------------------------                                            -----------
0 - 30 days old                                                      $   839,065
31 - 60 days old                                                     $   672,743
61 - 90 days old                                                     $        --
91+ days old                                                         $ 8,884,897
Total Accounts Receivable                                            $10,396,705
Amount considered uncollectible (Bad Debt)                           $        --
Accounts Receivable (Net)                                            $10,396,705

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                         YES      NO
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If yes,
      provide an explanation below.                                           X
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other
      than a debtor in possession account this reporting
      period? If yes, provide an explanation below.                           X
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed? If
      no, provide an explanation below.                                       X
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no, provide
      an explanation below.                                           X
--------------------------------------------------------------------------------

Explanation 3.: Post-petition tax returns are not yet due, but are in the process of being prepared.

                                                                      FORM MOR-5
                                                                      (9/99)